UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Merck & Co., Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts
MERCK & CO., INC.
2022 Annual Meeting
Vote by May 23, 2022
11:59 PM ET
MERCK & CO., INC.
2000 GALLOPING HILL ROAD
KENILWORTH, NJ 07033
You invested in MERCK & CO., INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 24, 2022.
D72532-P68464-Z81984
Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and
vote without entering a
control number
Vote Virtually at the Meeting*
May 24, 2022
9:00 a.m. Eastern Time
Virtually at:
www.virtualshareholdermeeting.com/MRK2022
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | *Election of Directors* | |
| | **Nominees:** | |
| 1a. | Douglas M. Baker, Jr. | For |
| 1b. | Mary Ellen Coe | For |
| 1c. | Pamela J. Craig | For |
| 1d. | Robert M. Davis | For |
| 1e. | Kenneth C. Frazier | For |
| 1f. | Thomas H. Glocer | For |
| 1g. | Risa J. Lavizzo-Mourey, M.D. | For |
| 1h. | Stephen L. Mayo, Ph.D. | For |
| 1i. | Paul B. Rothman, M.D. | For |
| 1j. | Patricia F. Russo | For |
| 1k. | Christine E. Seidman, M.D. | For |
| 1l. | Inge G. Thulin | For |
| 1m. | Kathy J. Warden | For |
| 1n. | Peter C. Wendell | For |
| 2. | Non-binding advisory vote to approve the compensation of our named executive officers. | For |
| 3. | Ratification of the appointment of the Company's independent registered public accounting firm for 2022. | For |
| 4. | Shareholder proposal regarding an independent board chairman. | Against |
| 5. | Shareholder proposal regarding access to COVID-19 products. | Against |
| 6. | Shareholder proposal regarding lobbying expenditure disclosure. | Against |

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D72533-P68464-Z81984